Advanced Series Trust

Supplement dated March 8, 2011 to Prospectus, dated May 1, 2010

This Supplement sets forth certain changes to the Prospectus of Advanced Series Trust (the Trust), dated May 1, 2010 (the Prospectus). The Portfolios discussed in this Supplement may not be available under your variable annuity contract or variable life insurance policy. For more information about the Portfolios available under your variable annuity contract or variable life insurance policy, please refer to your variable insurance product prospectus. The following should be read in conjunction with the Prospectus and should be retained for future reference

I.	Pending Fund Reorganization

Shareholders of the Target Fund listed below recently approved the reorganization of the Target Fund into the Acquiring Fund.

Target Fund	Acquiring Fund
AST Neuberger Berman Small-Cap Growth Portfolio of Advanced Series Trust	AST Federated Aggressive Growth Portfolio of Advanced Series Trust

Pursuant to the reorganization, the assets and liabilities of the Target Fund will be exchanged for shares of the Acquiring Fund and beneficial shareholders of the Target Fund will become beneficial shareholders of the Acquiring Fund. No sales charges will be imposed in connection with the reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganization will be equal in value to the Target Fund shares beneficially held by such shareholders immediately prior to the reorganization. The completion of the reorganization transaction is subject to the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective beneficial shareholders. The closing for the reorganization transaction is expected to take place after the close of business on April 29, 2011.

II.     AST Lord Abbett Bond-Debenture Portfolio

The Board of Trustees of the Trust (the Board) recently approved (i) a new “core” fixed-income investment strategy for the Portfolio, including changes to the Portfolio’s investment objective, performance benchmarks and certain non-fundamental investment policies; (ii) changing the name of the Portfolio from “AST Lord Abbett Bond-Debenture Portfolio” to “AST Lord Abbett Core Fixed-Income Portfolio”; and (iii) revising the subadvisory fee arrangements for the Portfolio. As explained in more detail below, Prudential Investments LLC and AST Investment Services, Inc. (together, the Manager) have also agreed to implement a contractual investment management fee waiver for the Portfolio that will last until April 30, 2014. Such changes are expected to become effective on or about Monday, May 2, 2011.

1.	The table below set forth the revised investment objective and performance benchmarks for the Portfolio.

Current Investment Objective: To seek high current income and the opportunity for capital appreciation to produce a high total return.	Revised Investment Objective: To seek income and capital appreciation to produce a high total return.

Current Primary Performance Benchmark:

BofA Merrill Lynch U.S. High Yield Master II Index*

Current Secondary Performance Benchmark:

BofA Merrill Lynch U.S. High Yield
Master II Constrained Index**

Current Blended Performance Benchmark :

Barclays Capital High Yield
2% Issuer Capped Index***: 60%

Barclays Capital U.S. Aggregate Bond Index+: 20%

BofA Merrill Lynch All Convertible Index****: 20%

Revised Primary Performance Benchmark: Barclays Capital U.S. Aggregate Bond Index+ Revised Secondary Performance Benchmark: None Revised Blended Performance Benchmark: None

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* The BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.
+ The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.
**The BofA Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below-investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.
*** The Barclays Capital High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

**** The BofA Merrill Lynch All Convertible Index is an unmanaged market-capitalization weighted index of domestic corporate convertible securities—to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

2.

Certain current and revised non-fundamental investment policies for the Portfolio are summarized in the table below. The “Bond-Debenture Portfolio” refers to the Portfolio before the changes. The “Core Fixed-Income Portfolio” refers to the Portfolio after the changes.

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General:

The Bond-Debenture Portfolio has a non-fundamental policy of investing, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Bond-Debenture Portfolio invests its assets.

The Bond-Debenture Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. Under normal circumstances, the Bond-Debenture Portfolio invests in each of the four sectors described above. However, the Bond-Debenture Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Bond-Debenture Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

The Bond-Debenture Portfolio frequently may have more than 50% of its assets invested in “lower-rated bonds” or “junk bonds.” The Bond-Debenture Portfolio may also make significant investments in mortgage-backed securities.

General:

The Core Fixed-Income Portfolio will have a non-fundamental policy of investing, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement will apply at the time the Core Fixed-Income Portfolio invests its assets.

Under normal market conditions, the Core Fixed-Income Portfolio will invest primarily in (i) securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; (ii) investment grade debt securities of U.S. issuers; (iii) investment grade debt securities of non-U.S. issuers that are denominated in U.S. dollars; (iv) mortgage-backed and other asset-backed securities; (v) senior loans, and loan participations and assignments; and (vi) derivative instruments, such as options, futures contracts, forward contracts or swap agreements. Investment grade debt securities are securities rated within the four highest grades assigned by a rating agency such as Moody's Investors Service, Inc., Standard & Poor's Ratings Services, or Fitch Ratings, or are unrated but determined by Lord Abbett to be of comparable quality.

The Core Fixed-Income Portfolio may invest in corporate debt securities. The Core Fixed-Income Portfolio also may invest in mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Exposure to Equity Securities:
The Bond-Debenture Portfolio may invest up to 20% of its net assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants, stock purchase rights and similar instruments.

Exposure to Floating or Adjustable Rate Senior Loans: The Core Fixed-Income Portfolio may invest up to 10% of its net assets in floating or adjustable rate senior loans.

Weighted Average Maturity:
Although the Bond-Debenture Portfolio expects to maintain a weighted average maturity in the range of five to twelve years, there are no maturity restrictions on the overall portfolio or on individual securities.

Duration:
The Core Fixed-Income Portfolio expects to maintain its average duration range within two years of the bond market’s duration as measured by the Barclays Capital U.S. Aggregate Bond Index (which was approximately five years as of December 31, 2010).

Pledging of Assets: The Bond-Debenture Portfolio will not pledge its assets (other than to secure borrowings, or to the extent permitted by the Portfolio's investment policies).	Pledging of Assets: The Core Fixed-Income Portfolio will not pledge its assets (other than to secure borrowings, or to the extent permitted by its investment policies as permitted by applicable law).
Short Sales of Securities: The Bond-Debenture Portfolio will not make short sales of securities.	Short Sales of Securities: The Core Fixed-Income Portfolio will not make short sales of securities or maintain a short position except to the extent permitted by applicable law.

3.	The subadvisory fee arrangement for the Portfolio will be revised effective as of May 2, 2011 as noted in the table below.

Current Contractual Subadvisory Fee Rate	Revised Contractual Subadvisory Fee Rate
0.30% of average daily net assets to $250 million; 0.25% of average daily net assets over $250 million but not exceeding $500 million; 0.20% of average daily net assets over $500 million

0.17% of average daily net assets to $250 million;

0.15% of average daily net assets over $250 million but not exceeding $1 billion;

0.13% of average daily net assets over $1 billion but not exceeding $2 billion;

0.12% of average daily net assets over $2 billion

The Manager has contractually agreed to waive a portion of its investment management fee for the Core Fixed-Income Portfolio through April 30, 2014 so that such management fee equals 0.70% of the Portfolio’s average daily net assets to $500 million, 0.675% of the Portfolio’s average daily net assets from $500 million to $1 billion, and 0.65% of the Portfolio’s average daily net assets over $1 billion on an annualized basis. The Portfolio’s contractual investment management fee rate, however, will remain unchanged.

III.     AST Advanced Strategies Portfolio

The Board recently approved revisions to the Portfolio’s investment objective and certain non-fundamental investment policies to permit the Portfolio to obtain exposure to small-cap equity securities through the investment of Portfolio assets in certain other investment portfolios of the Trust (collectively, the Underlying Trust Portfolios). In order to avoid any potential duplication of investment management fees in connection with these investments, the Manager will waive the Portfolio’s investment management fee to the extent Portfolio assets are invested un Underlying Trust Portfolios to gain exposure to small-cap equity securities. Such changes are expected to become effective during the second half of 2011.

1.	The table below set forth the current and revised investment objective certain non-fundamental investment policies of the Portfolio.

Current Investment Objective	Revised Investment Objective

To seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed-income securities, derivative instruments and exchange-traded funds.

To seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed-income securities, derivative instruments and other investment companies.

Current Non-Fundamental Investment Policies Relating to Investment in Other Investment Companies	Revised Non-Fundamental Investment Policies Relating to Investment in Other Investment Companies

The Portfolio may not: (i) acquire more than 3% of the voting securities of another investment company; (ii) invest more than 5% of its total assets in any one investment company; or
(iii) invest more than 10% of its total assets in other investment companies. Notwithstanding the forgoing, the Portfolio currently may invest, without regard to the 10% limit on mutual fund investments, in: (i) certain money market and fixed-income funds for cash management, defensive, temporary, or emergency purposes or for additional portfolio liquidity to satisfy large-scale redemptions and variation margin calls and (ii) exchange-traded funds for additional exposure to relevant markets.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940 and the rules thereunder.

2.     The manager currently expects that the Portfolio’s assets would be allocated across the various investment categories, sub-categories, and the subadvisers as set forth in the table below once the Manager implements the exposure to small-cap equity securities. The expected allocations set forth in the table below are preliminary and subject to change.

Investment Category	Investment Sub-Category	Traditional or Non-Traditional	Subadviser or Underlying Trust Portfolio	Approximate Allocation of Portfolio Assets
U.S. Small-Cap Growth	N/A	Traditional	AST Small-Cap Growth	0.75%

U.S. Small-Cap Growth	N/A	Traditional	AST Federated Aggressive Growth	0.75%

U.S. Small-Cap Value	N/A	Traditional	AST Small-Cap Value	1.05%

U.S. Small-Cap Value	N/A	Traditional	AST Goldman Sachs Small-Cap Value	0.35%

U.S. Large-Cap Growth	N/A	Traditional	Marsico Capital Management LLC	15.90%

U.S. Large-Cap Value	N/A	Traditional	T. Rowe Price Associates, Inc.	15.60%

International Growth	N/A	Traditional	William Blair & Company LLC	8.60%

International Value	N/A	Traditional	LSV Asset Management	8.60%

U.S. Fixed-Income	N/A	Traditional	Pacific Investment Management Company LLC (PIMCO)	12.90%

Hedged International Bond
	Developed Markets	Traditional	PIMCO	8.60%
	Emerging Markets	Traditional	PIMCO	4.30%

Advanced Strategies I
	Commodity Real Return	Non-Traditional	PIMCO	2.90%
	TIPS Real Return	Non-Traditional	PIMCO	2.80%
	Real Estate Real Return	Non-Traditional	PIMCO	2.90%

Advanced Strategies II	N/A	Non-Traditional	QMA	14.00%

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